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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2017 (May 3, 2017)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 2.02.	Results of Operations and Financial Condition.
On May 4, 2017, the Registrants announced their financial results for the first quarter of 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2017 Annual Meeting held on May 3, 2017, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1.Election of Directors: The nine nominees named in the Realogy Holdings 2017 Proxy Statement were elected to serve a one-year term expiring at the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Raul Alvarez	99,884,070	18,764,469	705,915	9,901,745
Fiona P. Dias	114,417,902	4,230,540	706,012	9,901,745
Matthew J. Espe	116,688,894	1,959,645	705,915	9,901,745
V. Ann Hailey	111,786,060	6,862,401	705,993	9,901,745
Duncan L. Niederauer	114,625,166	4,023,401	705,887	9,901,745
Richard A. Smith	115,123,835	2,415,629	1,814,990	9,901,745
Sherry M. Smith	117,740,727	907,850	705,877	9,901,745
Christopher S. Terrill	118,062,978	585,561	705,915	9,901,745
Michael J. Williams	113,430,964	5,217,575	705,915	9,901,745
2.    Advisory Vote of the Compensation of our Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the 2017 Proxy Statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
111,503,181	7,119,006	732,267	9,901,745
3.    Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as the Realogy Holdings' independent registered accounting firm for fiscal year 2017 was ratified as follows:

Votes For	Votes Against	Abstain
128,470,452	85,489	700,258

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated May 4, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 4, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated May 4, 2017.